Commitments and Contingencies	6 Months Ended	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2024
Commitments and Contingencies	3. Commitments and Contingencies As of December 31, 2024, the Company was not subject to any material litigation nor was the Company aware of any material litigation threatened against it.
PREDECESSOR MILLROSE BUSINESS [Member]
Commitments and Contingencies
4. Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. Legal costs incurred in connection with loss contingencies, if any, are expensed as incurred. There is no material litigation nor to management’s knowledge is any material litigation currently threatened against the Predecessor Millrose Business other than routine litigation, claims and administrative proceedings arising in the ordinary course of business.